UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/27/2013

Identive Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-29440

Delaware	77-0444317
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1900-B Carnegie Avenue
Santa Ana, CA 92705
(Address of principal executive offices, including zip code)

949-250-8888
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)
On September 23, 2013, Ayman S. Ashour, the current Chairman of the Board of Directors of Identive Group, Inc. (the "Company"), informed the Company that he would be resigning his position as a director of the Company, effective December 31, 2013. Mr. Ashour's resignation is not the result of any dispute or disagreement with the Company.

(c)

On September 26, 2013, the Board of Directors of the Company (the "Board") appointed Steven Humphreys, a current independent member of the Board, as the Company's independent Chairman of the Board, effective September 26, 2013. Mr. Humphreys replaces Mr. Ashour as Chairman of the Board, though Mr. Ashour will remain as a director through December 31, 2013. As a result of the appointment of Mr. Humphreys, the Company will no longer appoint a Lead Independent Director. Mr. Humphreys, 52, has been a director of the company since 1996, an independent director since 2000, and previously served as Chairman of the Board from 2000 to 2007. From 1996 to 2000 he also served in the roles of President and Chief Executive Officer of the Company. Currently, Mr. Humphreys serves as chief executive officer of Flywheel Software, Inc., a privately-held location-based mobile solutions company.

Also on September 26, 2013, the Company promoted Lawrence W. Midland to President and Dr. Manfred Mueller to Chief Operating Officer of the Company.

Mr. Midland, 71, has served as an officer and director of Identive since 2009, with particular emphasis on the HIRSCH brand of access control products, systems and services. Mr. Midland joined the Company following the acquisition of Hirsch Electronics, which he co-founded and led since 1981.

Dr. Mueller, 43, has served as Chief Operating Officer of Identive's global products business since 2012. Over the past 13 years, Dr. Mueller has held a variety of management roles at the Company, with a primary focus on sales, marketing and operations.

The Company did not enter into any new compensation arrangements in connection with the actions reported in this Current Report on Form 8-K.

A press release announcing the foregoing actions is attached as Exhibit 99.1 hereto, and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

Exhibit Number                 Exhibit Title or Description

            99.1       Press release issued by Identive Group, Inc., dated September 27, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Identive Group, Inc.

Date: September 27, 2013	By:	/s/ David Wear
David Wear
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press release issued by Identive Group, Inc., dated September 27, 2013.